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                                                                    Exhibit 99.3



                           CONSENT OF FREDERICK N. KHEDOURI
                           --------------------------------


     I hereby consent to the reference to me as a person who has been designated to serve as a director of LASER Mortgage Management, Inc. under the heading "The Company" in the Prospectus constituting a part of the Registration Statement on Form S-11 with which this consent is filed.


                                        /s/ Frederick N. Khedouri
                                        --------------------------------
                                        Name:  Frederick N. Khedouri


Date:     November 21, 1997